Exhibit 10.2

EXECUTION VERSION

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

DETAILING AGREEMENT

between

sanofi-aventis US LLC

and

Relypsa, Inc.

Dated as of August 10, 2015

EXECUTION VERSION

Table of Contents

1.	DEFINITIONS		1

2.	GOVERNANCE AND SALES PROGRAM PLANS		9

	2.1	Joint Commercialization Committee	9
	2.2	Working Groups	11
	2.3	Alliance Managers	11
	2.4	Sales Program Plan	11
	2.5	Additional Activities	12

3.	PROMOTIONAL MATERIAL DELIVERABLES AND OBLIGATIONS		12

	3.1	Grant of Right; [***]; [***]	12
	3.2	Co-Promotion Obligations	14
	3.3	Responsibilities of the Parties	16
	3.4	License Grant; Ownership of Product	20
	3.5	No Distribution by Sanofi	21

4.	[***]		21

	4.1	[***]	21

5.	REGULATORY COMPLIANCE		21

	5.1	Marketing Authorization and Regulatory Matters	22
	5.2	Recalls	22
	5.3	Returns	22
	5.4	Adverse Drug Experiences and Product Complaints	22
	5.5	Product Inquiries	22
	5.6	Communications with FDA	22
	5.7	[***]	23

6.	COMPENSATION		23

	6.1	Compensation Arrangement	23
	6.2	Payment Terms	26

7.	RECORD KEEPING; REPORTING AND AUDITS		27

	7.1	Record Keeping	27
	7.2	Financial Audit Rights	27
	7.3	Monthly Reports	28

8.	CONFIDENTIALITY		28

	8.1	Non-use and Nondisclosure Obligations	28

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

	8.2	Confidential Information	28
	8.3	Disclosure Required by Law	29
	8.4	Remedies	29
	8.5	Return of Confidential Information	29
	8.6	Disclosure of Agreement, Publicity and Publications	29

9.	REPRESENTATIONS, WARRANTIES AND COVENANTS		29

	9.1	Mutual Representations and Warranties and Covenants	29
	9.2	Relypsa Representations and Warranties and Covenants	31
	9.3	DISCLAIMER	31

10.	INDEMNIFICATION, LIABILITY LIMITS AND INSURANCE		31

	10.1	Indemnification by Sanofi	31
	10.2	Indemnification by Relypsa	32
	10.3	Procedure	32
	10.4	Limitations of Liability	33
	10.5	Insurance	33

11.	TERM AND TERMINATION		33

	11.1	Term	33
	11.2	Termination Rights	34
	11.3	Effect of Termination	35
	11.4	No Waiver of Remedies	35
	11.5	Survival of Certain Provisions	35

12.	MISCELLANEOUS		35

	12.1	Integration	35
	12.2	Relationship Between the Parties	36
	12.3	Modification & Non-Waiver	36
	12.4	Assignment	36
	12.5	No Third Party Beneficiaries	36
	12.6	Severability	36
	12.7	Notices	36
	12.8	Compliance with Laws	37
	12.9	Force Majeure	37
	12.10	Dispute Resolution	38
	12.11	Jurisdiction and Governing Law	38
	12.12	Interpretation	39
	12.13	Counterparts	39
	12.14	Further Assurances	39

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EXECUTION VERSION

Exhibits

Exhibit A	Initial Sales Program Plan for the Product

Exhibit B	Sales Force Incentive Plan

Exhibit C	Technical Agreement

Exhibit D	Form of Service Fee Invoice

Exhibit E	Form of [***]

Exhibit F	Form of [***]

Exhibit G	Monthly and Calendar Quarterly Detail Report

Exhibit H	Press Release

Exhibit I	Sanofi Expenses Per Detail

iii

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

DETAILING AGREEMENT

This detailing agreement (the “Agreement”) is effective as of August 10, 2015 (the “Effective Date”) by and between Relypsa, Inc., a Delaware corporation located at 100 Cardinal Way, Redwood City, CA 94063, USA (“Relypsa”) and sanofi-aventis US LLC, a Delaware limited liability company located at 55 Corporate Drive, Bridgewater NJ 08807 (“Sanofi”). Relypsa and Sanofi are referred to individually as a “Party” and collectively as the “Parties”.

RECITALS

A. Relypsa has developed and filed for regulatory approval by the U.S. Food and Drug Administration a therapeutic product known as Patiromer for use in treating hyperkalemia;

B. Relypsa intends, after receiving regulatory approval for such product, to promote such product to physicians and allied health care professionals in the United States;

C. Sanofi promotes and details products to such professionals with practices that include patients potentially suitable for treatment with such product; and

D. Relypsa desires to engage Sanofi to detail such product in the United States upon the terms and subject to the conditions contained herein.

In consideration of the foregoing and the covenants and promises contained in this Agreement, and intending to be legally bound, the Parties agree as follows:

1. DEFINITIONS

The capitalized terms used in this Agreement (other than the headings of the Sections or Articles) have the following meanings set forth in this Article 1, or, if not listed in this Article 1, the meanings as designated in the text of this Agreement.

1.1. “Additional Activities” has the meaning set forth in Section 2.5.

1.2. “[***]” has the meaning set forth in Section 3.1(a)(ii).

1.3. “Agreement” has the meaning set forth in the preamble hereto.

1.4. “Affiliate” of a Party means, as of the Effective Date or at any time during the Term, any individual, sole proprietorship, firm, partnership, corporation, trust, joint venture or other entity, whether de jure or de facto, which, directly or indirectly, controls, is controlled by or is under common control with such Party. As used in this definition, “control” means direct or indirect ownership of at least fifty percent (50%) of the outstanding equity voting stock (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of a Party or other entity.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

1.5. “Alliance Manager” means, with respect to a Party, an employee of such Party designated by such Party to oversee contact between the Parties for all matters between meetings of the JCC and shall have such other responsibilities as the Parties may agree in writing after the Effective Date.

1.6. “Anti-Kickback Statute” means the Medicare and Medicaid Anti-Kickback Statute set forth at 42 U.S.C. § 1320a-7b(ii), as amended or superseded, and the regulations promulgated thereunder from time to time.

1.7. “Applicable Law” means all applicable provisions of any and all federal, national, state, provincial, and local statutes, laws, rules, regulations, administrative codes, ordinances, decrees, orders, decisions, injunctions, awards, judgments, permits and licenses of or from any governmental authorities, including, without limitation, the Prescription Drug Marketing Act of 1987 and regulations thereunder, the FD&C Act and regulations thereunder, and HIPAA and regulations thereunder, the Anti-Kickback Statute, the FD&C Act, and HIPAA.

1.8. “Business Day” means any day other than a Saturday, Sunday or other day that is a recognized national holiday in the United States or that is a day that commercial banks are authorized to close under the Applicable Laws of, or are in fact closed in, San Francisco, CA or New York, NY.

1.9. “Calendar Quarter” means each of the three (3) month periods ending March 31, June 30, September 30 and December 31; provided, however, (a) the first Calendar Quarter of the Term shall extend from the Effective Date to the end of the Calendar Quarter in which the Effective Date occurs; and (b) the last Calendar Quarter shall extend from the beginning of the Calendar Quarter in which this Agreement expires or terminates until the effective date of such expiration or termination.

1.10. “Calendar Year” means, for the first Calendar Year, the period beginning on the Effective Date and ending on December 31, 2015, and for each Calendar Year thereafter, each successive period beginning on January 1 and ending twelve (12) consecutive calendar months later on December 31, except that the last Calendar Year shall commence on January 1 of the year in which this Agreement expires or terminates and end on the effective date of such expiration or termination.

1.11. “[***]” has the meaning set forth in Section 5.7.

1.12. “CME” has the meaning set forth in Section 3.3(b)(i).

1.13. “Commercially Reasonable Efforts” means efforts a Party would apply to [***] using a level of effort consistent with the exercise of good faith and prudent scientific and business judgment, which shall [***], taking into account the [***] [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

1.14. “Commitment Term” has the meaning set forth in Section 3.2(d).

1.15. “[***]” means [***].

1.16. “Confidential Information” has the meaning set forth in Section 8.2.

1.17. “[***] Commencement Date” means the date on which [***].

1.18. “Detail” means a face-to-face presentation by a sales representative to a Professional in a setting appropriate for meaningful dialogue, during which such sales representative makes a presentation with respect to the Product or the applicable disease state therefor, or [***], in each case, to such Professional.

1.19. “[***] Commencement Date” has the meaning set forth in Section 3.2(a).

1.20. “Dispute” has the meaning set forth in Section 12.10.

1.21. “Dispute Notice” has the meaning set forth in Section 12.10.

1.22. “Dollar” or “$” means the legal tender of the United States.

1.23. “Effective Date” has the meaning set forth in the preamble hereto.

1.24. “Expected Details” has the meaning set forth in Section 3.2(b)(iii).

1.25. “FDA” means the United States Food and Drug Administration and any successor agency thereto.

1.26. “FD&C Act” means the Food, Drug and Cosmetic Act as amended or superseded, and the regulations promulgated thereunder from time to time.

1.27. “First Commercial Sale” means, with respect to a Product and a country, the first sale for monetary value for use or consumption by the end user of such Product in such country after regulatory approval for such Product has been obtained in the Territory. Sales prior to receipt of regulatory approval for such Product, such as so-called “treatment IND sales,” “named patient sales,” and “compassionate use sales,” shall not be construed as a First Commercial Sale.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

1.28. “Force Majeure Event” has the meaning set forth in Section 12.9.

1.29. “GAAP” means U.S. generally accepted accounting principles, consistently applied.

1.30. “Genzyme” means Genzyme, a company incorporated under the laws of Massachusetts with its principal office located at 500 Kendall Street, Cambridge, Massachusetts 02142.

1.31. “HIPAA” means the Healthcare Insurance Portability & Accountability Act of 1996 as amended or superseded, and the regulations promulgated thereunder from time to time.

1.32. “Indemnitee” has the meaning set forth in Section 10.3(a).

1.33. “Indemnitor” has the meaning set forth in Section 10.3(a).

1.34. “Initial Commitment Term” has the meaning set forth in Section 3.2(d).

1.35. “Joint Commercialization Committee” or “JCC” has the meaning set forth in Section 2.1(a).

1.36. “Losses” has the meaning set forth in Section 10.1.

1.37. “Market” means, when used as a verb, to market, sell, distribute, Promote or advertise a product.

1.38. “[***]” has the meaning set forth in Section 3.1(a)(ii).

1.39. “Net Sales” means, with respect to a given period of time, the gross amount recorded from arms-length transactions by Relypsa, its Affiliates, and (sub)licensees for sales of Product to Third Parties in the Territory in such period, less the following deductions from such gross amounts which are actually incurred, allowed, paid, accrued or specifically allocated:

(a) credits or allowances actually granted for damaged Product, returns or rejections of Product, price adjustments and billing errors;

(b) governmental and other rebates (or equivalents thereof) granted to managed health care organizations, health management organizations, pharmacy benefit managers (or equivalents thereof), federal, state/provincial, local and other governments, their agencies and purchasers and reimbursers or to trade customers;

(c) normal and customary trade, cash and quantity discounts, recalls, allowances and credits actually allowed or paid;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

(d) [***];

(e) transportation costs, including insurance, for outbound freight related to delivery of the Product to the extent included in the gross amount invoiced;

(f) sales taxes, value added taxes (VAT), and other taxes directly linked to the sales of Product to the extent included in the gross amount invoiced;

(g) the actual amount of any write offs for bad debt directly relating to sales of Product in such period; and

(h) [***].

Sales between or among Relypsa and its Affiliates or (sub)licensees shall be excluded from the computation of Net Sales, but the subsequent final sales in the Territory to Third Parties by Relypsa or its Affiliates or (sub)licensees shall be included in the computation of Net Sales. For clarity, sales outside the Territory between or among Relypsa and its Affiliates, (sub)licensees shall be excluded from the computation of Net Sales.

1.40. “OIG” has the meaning set forth in Section 5.7.

1.41. “Orange Book” means the FDA’s publication, Approved Drug Products with Therapeutic Equivalence Evaluations, commonly known as the Orange Book.

1.42. “Party” or “Parties” has the meaning set forth in the preamble hereto.

1.43. “Patent” means any: (a) U.S. patent application, including a provisional application, non-provisional application, continuation application, a continued prosecution application, a continuation-in-part application, a divisional application, a reissue application, or a re-examination application; and (b) (i) U.S. patent, including utility and design patents; (ii) reissues, substitutions, confirmations, registrations, validations, or re-examinations thereof; and (iii) extensions, renewals or restorations of any of the foregoing by existing or future extension, renewal or restoration mechanisms, including supplementary protection certificates or the equivalent thereof.

1.44. “PDMA” means the Prescription Drug Marketing Act of 1987 as amended or superseded, and the regulations promulgated thereunder from time to time.

1.45. “PDUFA Date” means October 21, 2015.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

1.46. “Person” means an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

1.47. “Personnel” means Sanofi Personnel and Relypsa Personnel.

1.48. “PhRMA Code” means the PhRMA Code on Interactions with Health Care Professionals, as amended from time to time.

1.49. “Post-Approval Initial Training” has the meaning set forth in Section 3.3(c)(i).

1.50. “Pre-Approval Initial Training” has the meaning set forth in Section 3.3(c)(i).

1.51. “Primary Detail” means a Detail in which [***]. For purposes of clarification, prior to the [***] Commencement Date, a Primary Detail shall mean a Detail in which [***].

1.52. “Product” means a product that contains the active ingredient patiromer sorbitex calcium [***].

1.53. “Product Baseline” means, subject to Section 6.1(a)(ii), the following [***] Net Sales of Product for [***]: (a) for [***] Net Sales of Product equal to [***]; (b) for [***] Net Sales of Product equal to [***]; and (c) for [***], the amount of [***] Net Sales of Product as [***].

1.54. “[***]” has the meaning set forth in Section 6.1(b)(i).

1.55. “Product Incentive Payment” has the meaning set forth in Section 6.1(a)(ii).

1.56. “Product Trademark” means the trademark VELTASSA™.

1.57. “Product Promotional and Educational Materials” has the meaning set forth in Section 3.3(a)(i).

1.58. “[***]” has the meaning set forth in Section 3.3(a)(iii).

1.59. “Product Target Audience” means, as to the Product, the Professionals called upon by Sanofi’s nephrology sales force when detailing[***]; provided that Sanofi may [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

1.60. “Professional” means physicians and [***] to whom Sanofi [***] (including, without limitation, [***]).

1.61. “Promotion” means the activities normally undertaken by a pharmaceutical company’s sales force to implement marketing plans and directed to encouraging the purchase and appropriate use of a particular prescription pharmaceutical product. When used as a verb, “Promote” means to engage in such activities.

1.62. “PSR” means individually, a Sanofi PSR or a Relypsa PSR, and “PSRs” means Sanofi PSRs and Relypsa PSRs.

1.63. “Regional Business Director” means an individual employed by a Party who is responsible for supervising such Party’s PSRs.

1.64. “Relypsa” has the meaning set forth in the preamble hereto.

1.65. “Relypsa Indemnitees” has the meaning set forth in Section 10.1.

1.66. “Relypsa Personnel” has the meaning set forth in Section 3.2(h)(i).

1.67. “[***]” has the meaning set forth in Section 3.3(a)(i).

1.68. “Relypsa PSR” means a member of Relypsa’s sales force.

1.69. “[***]” has the meaning set forth in Section 3.1(a)(ii).

1.70. “[***]” has the meaning set forth in Section 3.1(a)(ii).

1.71. “Sales Management Team” means one (1) or more [***] or [***] of Relypsa or Sanofi, as the case may be, each of whom shall be primarily responsible for [***] of the [***] within a geographic region of the Territory.

1.72. “Sales Program Plan” means the plan describing the activities to be performed by each Party in the Territory during the Commitment Term, as more fully set forth in Section 2.4, and as amended from time to time. The initial Sales Program Plan is attached hereto as Exhibit A.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

1.73. “Sales Territory” means a geographic region within the Territory in which Relypsa PSRs shall be assigned by Relypsa and Sanofi PSRs shall be assigned by Sanofi, as the case may be, to Detail the Product. Under [***] may the [***] modify [***].

1.74. “[***]” means [***].

1.75. “Sanofi” has the meaning set forth in the preamble hereto.

1.76. “Sanofi Indemnitees” has the meaning set forth in Section 10.2.

1.77. “Sanofi Minimum Details Commitment” means [***]; provided, however, if [***] (such event, the “[***]”, and such [***]), then (a) Sanofi shall notify Relypsa thereof within [***] ([***]) days of such [***]; (b) the Sanofi Minimum Details Commitment [***] shall be [***], and (c) any [***] after such notification with respect to the Sanofi Minimum Detail Commitment shall [***]; provided however, pursuant to this Section, under no circumstance shall the Sanofi Minimum Detail Commitment [***]. For example, (x) there are the following [***]: [***]; and (y) the Sanofi Minimum Detail Commitment ([***]) is [***], then, absent any [***], the Sanofi Minimum Detail Commitment shall be as follows: [***].

1.78. “Sanofi Personnel” has the meaning set forth in Section 3.2(h)(i).

1.79. “Sanofi PSR” means a member of Sanofi’s nephrology sales force. For clarity, a Sanofi PSR may be either an employee of Sanofi or [***] under this Agreement.

1.80. “[***]” has the meaning set forth in Section 1.77.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

1.81. “[***]” has the meaning set forth in Section 1.80.

1.82. “Secondary Detail” means a Detail in which [***]. For purposes of clarification, prior to the [***] Commencement Date, a Secondary Detail shall mean a Detail in which [***].

1.83. “Senior Executive Officer” means [***] for Relypsa (or such officer’s designee) and [***] for Sanofi (or such officer’s designee).

1.84. “Service Fee” has the meaning set forth in Section 6.1(a)(i).

1.85. “Subject Persons” has the meaning set forth in Section 3.1(c).

1.86. “Technical Agreements” has the meaning set forth in Section 5.4.

1.87. “Term” has the meaning set forth in Section 11.1.

1.88. “Territory” means the United States of America, and its territories and possessions.

1.89. “Third Party” means any Person other than a Party or any Party’s Affiliates.

1.90. “Third Party Claims” has the meaning set forth in Section 10.1.

1.91. “Training Program” means any training of PSRs with respect to the Product as set forth in Section 3.3(c).

1.92. “Working Group” has the meaning set forth in Section 2.2.

2. GOVERNANCE AND SALES PROGRAM PLANS

2.1 Joint Commercialization Committee.

(a) Structure and Procedures. Within [***] ([***]) days after the Effective Date, the Parties shall establish a joint commercialization committee (the “Joint Commercialization Committee” or the “JCC”), which shall be comprised of [***] from each Party, each with appropriate experience in the promotion of therapeutic products. In addition, the JCC may from time to time include additional non-voting, ad-hoc representatives from either Party on specific issues as the need arises; provided, however, that such representatives shall not vote or otherwise participate in the decision-making process of the JCC and are bound by obligations of confidentiality and non-disclosure equivalent to those set

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

forth in Article 8. The chairperson of the JCC shall be a Relypsa JCC member. The chairperson of the JCC shall distribute a draft agenda reasonably prior to, and meeting minutes reasonably promptly following, each meeting of the JCC. The JCC shall meet periodically as agreed by the Parties, but in no event less than [***] and on an ad hoc basis thereafter, in each case, in person not more than [***] (with [***]), or by video teleconference or teleconference as mutually agreed by the Parties. Each Party shall bear all expenses it incurs for participating in any JCC meetings, including all travel and living expenses. At least [***] from each Party must be present at any meeting of the JCC to represent a quorum for voting purposes. The members of the JCC shall seek to make all determinations to be made by them unanimously following full discussion thereof (with [***] having [***] on each matter).

(b) Dispute Resolution. If the JCC is unable to reach a unanimous decision on any matter for which it has responsibility as set forth in this Agreement within [***] ([***]) days after such matter is first presented to the JCC, then such matter shall be immediately escalated to the Parties’ Senior Executive Officers for resolution within [***] ([***]) days after such matter is presented to such Senior Executive Officers. If such Senior Executive Officers do not resolve such matter within [***] ([***]) days after it is presented to them, then [***] shall make the final decision on any such matters or disputes relating to [***]. Notwithstanding the foregoing, [***] may not use such final decision making authority to (i) [***], (ii) [***]; or (iii) [***]. Each Party shall retain the rights, powers, and discretion granted to it under this Agreement and no such rights, powers, or discretion shall be delegated to or vested in the JCC unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing. The JCC shall not have the power to amend, modify or waive compliance with this Agreement, which may only be amended, modified or compliance with which may only be waived, in each case, as provided in Section 12.3.

(c) Duties. Subject to the terms of this Agreement, the JCC shall have the overall responsibility to manage and coordinate all Promotion activities relating to the Product in the Territory during the Term, and shall in particular:

(i) supplement or update, as applicable, the Sales Program Plan pursuant to Section 2.4;

(ii) coordinate the activities of the Parties to implement and execute any Sales Program Plan approved pursuant to Section 2.4, which activities shall include, with respect to the Product, coordinating all [***] [***], coordinating the [***] and the [***] pursuant to Section [***];

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

(iii) create a Working Group to develop and establish compliance and training processes contemplated in [***] applicable to the Sales Program Plan, [***], and [***] coordination in sufficient time to permit [***] and [***] no later than [***];

(iv) discuss whether a [***] should be [***] pursuant to Section [***]; serve as a forum for the Parties to provide updates on Product performance and marketing plans of action, including in connection with CME or grant programs pursuant to Section 3.3(b)(iii);

(v) establish and oversee all Working Groups (if any) pursuant to Section 2.2;

(vi) resolve disputes that may arise in the Working Groups; and

(vii) perform such other functions as may be assigned to the JCC hereunder.

2.2 Working Groups. From time to time during the Commitment Term, the JCC may establish and delegate duties to other committees, sub-committees, or directed teams (each, a “Working Group”) on an “as needed” basis to oversee particular projects or activities. Each such Working Group shall be constituted and shall operate as the JCC determines; provided that each Working Group shall have [***] from each Party except as otherwise mutually agreed by the Parties. Working Groups may be established on an ad hoc basis as the JCC shall determine. Each Working Group and its activities shall be subject to the oversight, review and approval of, and shall report to the JCC. The authority of any Working Group shall never exceed that specified for the JCC under this Article 2.

2.3 Alliance Managers. Each Party shall appoint and notify the other Party of its respective Alliance Manager, including any changes in such designation from time to time during the Term. Further, the Parties acknowledge and agree that each Party may designate their respective Alliance Manager to be a member of the JCC.

2.4 Sales Program Plan.

(a) Sales Program Plan. The principal mechanism by which the Parties shall coordinate their respective Promotion activities for Product under this Agreement shall be through the Sales Program Plan. The initial Sales Program Plan is attached as Exhibit A. Within [***] ([***]) days after the Effective Date, the Parties shall, by mutual written consent, [***] the Sales Program Plan as the Parties deem necessary, including any necessary budgets. The [***] Sales Program Plan shall cover the [***]. With respect to periods after the [***], the JCC shall review and update the Sales Program Plan [***], subject to Section 2.1(b). Each such update shall be agreed upon by the JCC not later than [***] ([***]) days prior to the end of the Calendar Year preceding that to which the update applies.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

(b) General Plan Contents as to the Product. The Sales Program Plan shall, at a minimum, include: (i) [***] to market the Product in the Territory and thereafter during the Term; (ii) [***] to market the Product in the Territory related to [***]; (iii) Promotion activities to be conducted [***]; (iv) [***], (v) if [***] decides to [***], subject to Section 4.1, a plan pursuant to which such PSRs will [***] or forms for [***]; and (vi) budgets for [***] each Party under this Agreement relating to the Promotion of Product in the Territory [***].

2.5 Additional Activities. During the Term, the Parties may discuss opportunities to work together on the following Product-related activities in the Territory: [***] (the “Additional Activities”). The Parties agree that the Additional Activities shall not be part of this Agreement or any Sales Program Plan. Any such Additional Activities will be subject to a separate written agreement or amendment executed by the Parties that includes [***], and other relevant terms and conditions.

3. PROMOTIONAL MATERIAL DELIVERABLES AND OBLIGATIONS

3.1 Grant of Right; [***]; [***].

(a) Grant of Right.

(i) Relypsa hereby engages Sanofi, on a [***] basis [***], and Sanofi agrees, to Detail the Product to the Product Target Audience in the Territory, during the Commitment Term, in accordance with the terms of this Agreement. For clarity, [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

(ii) If [***] (the “[***]”), then [***] [***], [***] shall [***]. [***] shall [***]. If [***] in accordance with this Section 3.1(a)(ii), [***]. If [***], then [***]. For clarity, [***] pursuant to this Section 3.1(a)(ii). Notwithstanding the foregoing, if [***], or [***] (other than [***]) (any such [***], “[***]”), then (A) within [***] ([***]) days after the end of each [***] thereafter in which [***], Relypsa shall send Sanofi a report detailing the number of [***] delivered; and (B) if [***] ([***]), then [***] (including [***]) and [***], [***]. For clarity, neither the conduct of [***] nor the [***] as contemplated under this Section 3.1(a)(ii) shall [***].

(b) [***]. Subject to Section 3.1(c), [***], [***]; provided however that [***]. [***] agrees that [***]. [***] agrees that [***]. In addition [***] agree that, [***] [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

(c) [***]. Subject to Section 3.1(b), [***] agrees that, unless it has [***] (which [***], provided that [***]), [***], in the Territory during the Term of this Agreement [***] (e.g., [***]), [***]. Notwithstanding the foregoing, [***]. Such [***], however, will [***]. [***] agrees that [***], and that [***]. [***] agrees that [***], and that [***]. In addition, [***] that, [***].

3.2 Co-Promotion Obligations.

(a) Each Party shall Detail and, in the case of Relypsa, otherwise Promote and Market, the Product within the Territory in accordance with the terms of this Agreement and the Sales Program Plan. Commencing on the date on which [***] (such date, the “[***] Commencement Date”), until the [***] Commencement Date, Sanofi shall Detail the Product within the Territory, which Details shall be focused exclusively on [***]; provided that in the event of [***] for the Product, [***] may [***] if [***] performance thereof would [***]. On and after the [***] Commencement Date until the expiration or termination of the Commitment Term, Sanofi shall Detail the Product within the Territory, as set forth in the Sales

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

Program Plan and pursuant to the Training Program. All Details for the Product to be performed by Sanofi hereunder shall be [***] Details, unless otherwise agreed by the Parties [***]. [***], Sanofi shall be free, if it so chooses in its sole discretion, to Promote additional products other than the Product (regardless of whether such additional products are products owned or controlled by Sanofi, its Affiliates or a Third Party).

(b) Professional Sales Representatives (PSRs).

(i) Generally. As of the Effective Date and thereafter during the Commitment Term, Sanofi shall engage Sanofi PSRs that are members of the nephrology sales force that [***] to Professionals within the Product Target Audience to fulfill its Detailing obligations hereunder.

(ii) Responsibility for Sanofi PSRs. Sanofi has sole authority and responsibility for managing, hiring, firing, disciplining and compensating the Sanofi PSRs including paying for all benefits, wages, special incentives, employment taxes, and workers’ compensation, and shall pay any and all other costs associated with the Sanofi PSRs, except as expressly provided herein.

(iii) Expected Details. From the [***] Commencement Date through the end of the [***], Sanofi shall use Commercially Reasonable Efforts to deliver the number of [***] Details per [***] set forth in the Sales Program Plan (the “Expected Details”).

(c) Sales Management.

(i) Each Party shall be responsible for supervising its PSRs. Each Party shall require its PSRs and members of its Sales Management Team not to identify, either expressly or through implication, themselves as an employee or agent of the other Party. Each Party shall be responsible for any failure of its PSRs or members of its Sales Management Team to comply with such requirement.

(d) Commitment Term. The “Initial Commitment Term” shall commence as of the [***] Commencement Date and shall terminate automatically on December 31, 2017. The Initial Commitment Term may be extended in twelve (12) month increments by the mutual written agreement of the Parties achieved at least [***] ([***]) months prior to the end of the existing Initial Commitment Term (together with the Initial Commitment Term, the “Commitment Term”).

(e) Managed Care. During the Term, the managed care strategy for Product in the Territory including contracting with, and pricing for, managed care customers, shall be the exclusive responsibility and authority of [***].

(f) Sales Force Incentive Plan. As soon as practicable, but in any event prior to the [***] Commencement Date, each Party shall establish and, throughout the Commitment Term, maintain, a sales force incentive plan. Each such plan shall conform with the principles set forth on Exhibit B which shall be binding upon the Parties.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

(g) Employment Qualifications. Sanofi PSRs responsible for Detailing the Product in the Territory shall have the [***].

(h) Status of Sanofi and its Personnel.

(i) Relypsa is engaging Sanofi hereunder, and Sanofi shall perform its obligations hereunder, strictly as an independent contractor. Any Sanofi PSR, Regional Business Director, member of the Sales Management Team and any other employee, contractor or agent that is involved in performing Sanofi’s obligations under this Agreement (collectively, “Sanofi Personnel”) shall not be, and shall not be considered or deemed to be, employees of Relypsa for any purpose. Any Relypsa PSR, Regional Business Director, member of the Sales Management Team and any other employee, contractor or agent that is involved in performing Relypsa’s obligations under this Agreement (collectively, “Relypsa Personnel”) shall not be, and shall not be considered or deemed to be, employees of Sanofi for any purpose. Neither Party shall not have any responsibility for the hiring, termination, compensation, benefits or other conditions of employment or engagement of the Personnel of the other Party.

(ii) Sanofi Personnel are not eligible to participate in any benefits programs offered by Relypsa to its employees, or in any pension plans, profit sharing plans, insurance plans or any other employee benefits plans offered from time to time by Relypsa to its employees. Sanofi acknowledges and agrees that Relypsa does not, and shall not, maintain or procure any workers’ compensation or unemployment compensation insurance for or on behalf of Sanofi Personnel. Sanofi acknowledges and agrees that it shall be solely responsible for paying all salaries, wages, benefits and other compensation which the Sanofi Personnel may be entitled to receive in connection with the performance of the services hereunder.

(iii) Relypsa Personnel are not eligible to participate in any benefits programs offered by Sanofi to its employees, or in any pension plans, profit sharing plans, insurance plans or any other employee benefits plans offered from time to time by Sanofi to its employees. Relypsa acknowledges and agrees that Sanofi does not, and shall not, maintain or procure any workers’ compensation or unemployment compensation insurance for or on behalf of Relypsa Personnel. Relypsa acknowledges and agrees that it shall be solely responsible for paying all salaries, wages, benefits and other compensation which the Relypsa Personnel may be entitled to receive in connection with the performance of the services hereunder.

3.3 Responsibilities of the Parties.

(a) Product Materials.

(i) [***] shall be responsible for [***] the [***], [***] and [***] for the Product in the Territory. Subject to Section 3.3(a)(ii), all marketing, advertising, promotional, sales, educational (including medical education and disease state materials) and communication materials used by either Party in the Marketing of the Product in the Territory pursuant to this Agreement, in any format, including audio, visual, digital or computer formats (collectively, the “Product

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

Promotional and Educational Materials”), shall be [***] and shall be subject to the review and approval by [***] that is responsible for reviewing and approving Product Promotional and Educational Materials (the “[***]”) prior to being used by [***] in the Territory.

(ii) [***] shall be required to provide Product Promotional and Educational Materials and sales training materials that comply with Applicable Law and with Relypsa’s policies and procedures. [***] shall be afforded sufficient time after receiving such materials from [***] to review and comment on such materials and shall submit any proposed changes to [***] for review and approval by [***]. Notwithstanding anything else in this Agreement to the contrary, [***]. If [***], [***] shall [***].

(iii) Relypsa, [***], shall be responsible for the production and distribution of all Product Promotional and Educational Materials. Neither Sanofi nor Relypsa shall distribute or permit any use of any Product Promotional and Educational Materials that are not approved by the [***] as provided in Section 3.3(a)(i). Relypsa shall be responsible for distributing Product Promotional and Educational Materials to its Relypsa PSRs, Regional Business Managers and Sales Management Team, and for ensuring use only of Product Promotional and Educational Materials approved as provided hereunder. [***] shall distribute Product Promotional and Educational Materials to [***] PSRs, Regional Business Managers and Sales Management Team ([***]); provided that [***] shall first require [***], which shall [***]. Product Promotional and Educational Materials shall be used by Sanofi only for the purposes of this Agreement. [***] will [***]. Notwithstanding anything to the contrary, (A) Sanofi shall [***] to the extent reasonably necessary for [***] as described herein, (B) the Parties shall immediately cease using any previously approved Product Promotional and Educational Materials upon the written request of Relypsa, and (C) Relypsa shall [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

(b) CME and Grants; Speaker Programs.

(i) [***] shall have the sole right but not obligation, in its sole discretion, for conducting or arranging for any continuing medical education (“CME”) or grant programs relating to the Product during the Term. For the avoidance of doubt, [***] relating to the Product during the Term.

(ii) Relypsa shall have sole responsibility, in its sole discretion, for the creation, approval and implementation of all speaker programs and other, non-direct promotional activities relating to the Product during the Term. Relypsa may propose (through the JCC) that a given speaker program for the Product should be [***]. Sanofi, however, shall have the [***], with [***]. If [***] decides to proceed with any [***] for the Product, then such program shall be subject to [***] applicable policies and, for clarity, such [***] shall [***] as one or more Detail(s) under this Agreement.

(c) Sales Training.

(i) The JCC shall coordinate initial training of the Sanofi PSRs, Regional Business Directors and Sanofi’s sales trainers with respect to the Product for both Detailing the Product before and after regulatory approval of the Product in the Territory (such initial training prior to such regulatory approval, the “Pre-Approval Initial Training”, and such initial training after such regulatory approval, the “Post-Approval Initial Training”). Relypsa shall provide all Relypsa-designated training personnel and training materials to Sanofi, at [***]. Notwithstanding anything else in this Agreement to the contrary, [***]. Relypsa will also [***] of for the [***] (including [***]) based upon the [***]. Relypsa, [***], shall provide Sanofi with any additional, follow-on, or reminder training materials for the Product that Relypsa provides to the Relypsa PSRs, in quantities sufficient to supply all Sanofi PSRs, Regional Business Directors and Sanofi’s sales trainers. The Parties will use Commercially Reasonable Efforts to complete the Post-Approval Initial Training as promptly as possible after regulatory approval has been obtained for the Product in the Territory and prior to the date of First Commercial Sale in the Territory.

(ii) Relypsa shall be responsible for training Sanofi’s sales trainers on any materials necessary to perform any Post-Approval Initial Training.

(iii) After the Post-Approval Initial Training, Sanofi shall periodically conduct additional trainings with respect to the Product for Sanofi’s sales trainers and newly hired Sanofi PSRs and the Sanofi Regional Business Directors during the Commitment Term. Relypsa shall also [***] for the [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

[***] related to [***] (including [***]) based upon the [***]. Each Sanofi PSR must pass Relypsa’s Product Promotion certifications, in each case ((A) and (B)), (A) in order to Detail anytime between the [***] Commencement Date and the [***] Commencement Date and (B) in order to Detail anytime on or after the [***] Commencement Date; provided that any [***]. Such Product Promotion certifications shall be administered to each Sanofi PSR during the Training Program. Sanofi shall [***] certify to Relypsa that all Sanofi PSRs engaged in activities under this Agreement have obtained such Product Promotion certification. Relypsa shall have the right, [***], to engage a Third Party [***] to audit such Product Promotion certifications of Sanofi PSRs to confirm compliance with this Section 3.3(c)(iii). Any such audit will be conducted no more frequently than [***] by an independent expert [***] during regular business hours. Any such independent expert shall report to Relypsa [***]. Such independent expert shall be bound by obligations of confidentiality to Sanofi substantially similar to the provisions of Article 8, and shall not be permitted to disclose to Relypsa any personally identifiable information or other Confidential Information of Sanofi.

(iv) Promotional Claims. Sanofi and Relypsa each agree to [***] the claims of [***] for the Product made by the Parties’ respective PSRs and Sales Management Teams to those that are [***] for the Product in the Territory. Neither Party shall make any changes to the final Product Promotional and Educational Materials approved by the [***] pursuant to Section 3.3(a) above.

(d) Communications with PSRs, Regional Business Directors, and Sales Management Team. Each Party shall have full responsibility for the dissemination of information regarding the Product to its Sales Management Team, Regional Business Directors and PSRs based on the Training Program and the Product Promotional and Educational Materials approved by Relypsa pursuant to Section 3.3(a) above. All written communications from Sanofi to Sanofi’s Sales Management Team and the Sanofi PSRs concerning the Promotion of the Product to the Product Target Audience shall comply with Sanofi policies on communication with sales professionals. The Parties shall discuss how potential legitimate communications between Relypsa and any Sanofi PSR or Regional Business Directors of Sanofi or Genzyme addressing potential overlapping target Professionals or other legitimate need to coordinate Detailing efforts will be coordinated. Notwithstanding anything else set forth herein, under [***] may [***] with, or [***], any [***] without [***] and the [***] in advance by [***].

(e) Pricing. Relypsa shall have exclusive responsibility and authority with respect to the pricing of the Product. If Relypsa desires to [***] pricing for the Product, Relypsa shall notify Sanofi [***] and [***] of such [***] to this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

(f) Development; Manufacturing; Distribution; and Sale of Product.

(i) Relypsa shall be solely responsible for all activities relating to the support for, or conduct of, any pre-clinical or clinical studies for the Product in the Territory, including post-approval studies, investigator initiated studies, health economics and outcomes/research, and phase 4 clinical studies. Costs and expenses for the foregoing activities shall be [***].

(ii) Relypsa shall be solely responsible for all activities relating to manufacture, supply and distribution of the Product (including [***]) in the Territory, including order processing, inventory warehousing, delivery to customers, invoicing and collection of receivables. [***].

(iii) During the Term, Relypsa shall use its Commercially Reasonable Efforts to manufacture, supply, Market and distribute the Product (including [***]) and [***].

(iv) Relypsa shall have the sole right and responsibility to book and account for all sales and to establish and modify the terms and conditions with respect to the sale of the Product, including any terms and conditions relating to or affecting the price at which the Product shall be sold, any discount attributable to payments on receivables, distribution of the Product, credit to be granted or refused and the like. Relypsa shall process, administer and pay any and all rebates, chargebacks and discounts for the Product.

(g) Product-Related Notifications from Relypsa. Relypsa shall promptly notify Sanofi of any information with respect to Product attributes or Promotion of the Product in the Territory that has not been previously provided to Sanofi and that: (i) Relypsa reasonably believes may [***], (ii) will trigger an obligation under Applicable Law for Sanofi to communicate with any Third Party about the Product, or (iii) is reasonably necessary or useful in order for Sanofi [***].

3.4 License Grant; Ownership of Product.

(a) License Grant. Subject to the terms and conditions of this Agreement, Relypsa hereby grants to Sanofi during the Term a non-exclusive, non-sublicensable (except as permitted under Section 3.4(b)) and non-transferable license under all intellectual property controlled by Relypsa that claims or covers the Product, solely as and to the extent necessary for Sanofi to perform its obligations under this Agreement in the Territory.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

(b) [***] and Subcontracting. Sanofi shall have [***] to [***] to any Third Party any of its rights under this Agreement without the prior written consent of Relypsa, [***], including its rights under Section 3.1(a). In no event shall [***] be deemed to relieve Sanofi of its liabilities or obligations to Relypsa under this Agreement. Sanofi expressly acknowledges and agrees that it shall remain fully and unconditionally obligated and responsible for the full and complete performance of all of its obligations under the terms and conditions of this Agreement whether or not such performance is carried out by Sanofi or any of its Affiliates, permitted sublicensees or subcontractors.

(c) Product Trademark. The Product shall be Detailed by Sanofi in accordance with the terms and conditions of this Agreement under the Product Trademark. All use of the Product Trademark by Sanofi shall at all times inure to the benefit of Relypsa as owner of the Product Trademark. Relypsa’s corporate logo shall be used on all Product Promotional and Educational Materials and all Product packaging. Sanofi shall use the Product Trademark, other trademarks, trade names, and copyrighted materials of Relypsa only as authorized by Relypsa, and Sanofi shall take all reasonable precautions to ensure the protection of Relypsa’s rights in such trademarks, trade names and materials. During the performance of their responsibilities under this Agreement, [***] shall use [***] established practices with regard to possible Product [***] to notify Relypsa of any such possible Product [***] of which any [***] become aware. Sanofi shall not at any time use the Product Trademark, other trademarks, trade names and copyrights of Relypsa in a manner inconsistent with their established policy for use of such intellectual property unless otherwise authorized by Relypsa in advance in writing.

(d) Ownership of Product. Relypsa retains, and shall during the Term retain, all proprietary and property interests in and to the Product until the point of sale. Relypsa’s National Drug Code (NDC) number shall at all times remain on the Product. Sanofi shall not have nor represent that it has any control over, or proprietary or property interests in, the Product.

(e) No Additional Licenses or Rights. Except as expressly set forth in Section 3.4(a), nothing in this Agreement grants Sanofi any license, right, title or interest in or to any Patents, trademarks, know-how, trade secrets or other intellectual property rights owned or controlled by Relypsa (either impliedly, by estoppel or otherwise). Nothing in this Agreement grants Relypsa any license, right, title or interest in or to any Patents, trademarks, know-how, trade secrets or other intellectual property rights owned or controlled by Sanofi (either impliedly, by estoppel or otherwise), including the right to use the Sanofi name or any Sanofi trademark. This Agreement conveys no implied rights or licenses to either Party.

3.5 No Distribution by Sanofi. The Parties recognize that Sanofi may from time to time receive orders for the Product directly from Third Parties. In such event, Sanofi shall promptly advise the customer that Sanofi is not authorized to accept orders for the Product and it shall use its Commercially Reasonable Efforts to provide the customer with adequate information to complete the customer’s order directly with Relypsa, its Affiliates or agents.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

4. [***]

4.1 [***] of [***] . The Parties acknowledge that, as of the Effective Date, Relypsa [***] to [***] using [***]. Relypsa shall determine, in its sole discretion, the [***] for [***] as part of the Sales Program Plan. If Relypsa [***], then Relypsa shall [***], and the Parties shall [***] for Relypsa to [***], and for [***] to [***], [***] for [***].

5. REGULATORY COMPLIANCE

5.1 Marketing Authorization and Regulatory Matters. Relypsa shall have the sole right and responsibility between the Parties to file and maintain the authorization to Market the Product as a pharmaceutical product in the United States. Relypsa shall own or hold legal responsibility and maintain the new drug application with respect to the Product and shall retain responsibility for all regulatory filings for the Product as required under the FD&C Act and Applicable Law.

5.2 Recalls. Relypsa shall have sole responsibility for, and shall make all decisions with respect to, any recall, market withdrawals or any other corrective action related to the Product. If practical under the circumstances, prior to making any such recall decision, Relypsa shall notify Sanofi’s Alliance Manager. At Relypsa’s request, Sanofi shall provide reasonable assistance to Relypsa in conducting such recall, market withdrawal or other corrective action, provided that Relypsa shall [***] in providing such assistance.

5.3 Returns. Relypsa shall not engage in any action to encourage the return of Product to Sanofi. Any Product returned to Sanofi in error may, in [***], be either rejected or returned as directed by Relypsa to Relypsa’s nearest facility, with [***] costs therefor to be [***].

5.4 Adverse Drug Experiences and Product Complaints. Relypsa shall be solely responsible for processing all adverse event reports, field reports and Product complaints as required under Applicable Law. Both Parties shall collaborate in developing procedures related to adverse event and Product complaint reporting, with such agreed upon procedures to be evidenced by one or more separate agreements attached not later than [***] ([***]) days after the Effective Date as Exhibit C to this Agreement (collectively, the “Technical Agreements”).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

5.5 Product Inquiries. If Sanofi, or any Sanofi PSR, receives any inquiries about the Product, Sanofi’s responsibilities shall be as follows:

(a) For questions that Sanofi PSRs are unable to answer concerning Product identification, Product availability or general inquiries, Sanofi shall contact the appropriate person and department designated in writing by Relypsa (or such other Person, at the address and phone number as Relypsa may designate from time to time by written notice to Sanofi).

(b) For medical inquiries, including those related to information outside of labeling or which Sanofi PSRs are unable to answer, such medical inquiries shall go to Relypsa’s Medical Information Department.

5.6 Communications with FDA. All communications with the FDA concerning the Product shall be the sole responsibility of Relypsa and, unless required by Applicable Law, shall be initiated solely by Relypsa. Sanofi shall provide to Relypsa prompt notice if the FDA or other governmental authority in the Territory contacts Sanofi regarding the Product. Commencing upon the date that the label for the Product has been established by the FDA, Relypsa shall provide to Sanofi [***] notice of [***] with the FDA or other governmental authority in the Territory with respect to the Product which would [***] or is [***]. Sanofi shall provide reasonable assistance, at [***], to Relypsa with respect to any such communications or interactions with the FDA described in this Section 5.6 to the extent deemed necessary by Relypsa.

5.7 [***]. If [***] becomes subject to a binding [***] (“[***]”) with the [***] (the [***]), [***] agrees to notify [***] in writing within [***] ([***]) days of the effective date of such [***]. If under such [***], the [***] takes the position that [***] is a “[***]” or “[***]” (as such term is defined in such [***])), [***] will provide written notice of such designation of [***] promptly and, use good faith efforts to [***] to make [***] or regarded as [***].

6. COMPENSATION.

6.1 Compensation Arrangement.

(a) Payments. Subject to the provisions of this Section 6.1, Relypsa hereby agrees to compensate Sanofi by paying the sum of the Service Fee in Section 6.1(a)(i) below plus the Product Incentive Payment in Section 6.1(a)(ii), as provided in Section 6.2.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

(i) Service Fee. Beginning as of the Effective Date, Relypsa shall pay Sanofi on a [***] basis a non-refundable service fee (the “Service Fee”) as follows. Within [***] ([***]) days after the end of each [***], Sanofi shall send Relypsa an invoice for the Service Fee in the form attached hereto as Exhibit D equal to: [***] the number of [***] Details performed by Sanofi [***] multiplied by [***]. Relypsa shall pay any undisputed Service Fee within [***] ([***]) days after receipt of such invoice. Furthermore, Relypsa shall not be obligated to pay any portion of the Service Fee that is applicable to [***] Details that [***] in the Sales Program Plan. The Parties shall use Commercially Reasonable Efforts to resolve any disputes concerning an invoice in good faith and in a reasonable period.

[***]

[***].

(ii) Product Incentive Payment. Subject to Section 6.1(b)(ii) and Section 6.1(c), Relypsa shall pay to Sanofi an amount equal to [***] percent ([***]%) of the amount of Net Sales of Product for [***] that are above the Product Baseline for each such [***] within [***] ([***]) days after the end of such [***] (the “Product Incentive Payment”). The Parties may extend the Product Incentive Payment for [***] by agreeing in writing to a Product Baseline for such [***] no later than [***] before the start of such [***]. Relypsa shall send Sanofi a report of [***] in the form attached hereto as Exhibit E within [***] ([***]) days of the end of each [***]. The Parties agree that, without limitation to Section 6.1(b)(i), in the event that (A) [***] and (B) [***], [***] shall notify [***] and, promptly following such notification, the Parties shall negotiate in good faith for a period of [***] ([***]) days a [***]; provided, however, [***] (including with respect to [***]). In the event the Parties are unable to agree to [***] within such period, for clarity, Section 12.10 shall apply. In the event of a [***] in a given [***], then if the [***] are less than the [***], the Product Incentive Payment payable in such [***] shall be equal to [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

(iii) All out-of-pocket Product-related expenditures incurred by Sanofi in furtherance of this Agreement with respect to Product, including expenses incurred in connection with [***] (including [***]), [***] (other than in connection with [***]), [***] (including [***]), and [***], shall be [***]; provided that such [***] Relypsa prior to [***] or are within budgets established in the Sales Program Plan. Sanofi shall send Relypsa [***] on a [***] basis in the form attached hereto as Exhibit F, and [***] within [***] ([***]) days after receipt [***].

(iv) Unless otherwise provided in this Agreement, Sanofi and Relypsa shall each be responsible for all other costs and expenses such Party incurs that are associated with their respective obligations under this Agreement.

(b) Adjustments for [***] Certain Obligations.

(i) [***]. If Relypsa [***] the Product in the Territory [***], including [***] (each situation, a “[***]”), then as to each [***], Relypsa shall notify Sanofi thereof and Relypsa shall have [***] ([***]) days from the commencement date of such [***] to cure such [***]. If after such [***] ([***]) day period, such [***] has not been cured and solely to the extent resulting from such [***] (e.g., not because Sanofi is in breach of this Agreement), Sanofi does not meet the Sanofi Minimum Detail Commitment for the [***] in which any such [***] occurred, Sanofi shall be deemed to have met the Sanofi Minimum Detail Commitment for Product for the purposes of Section 6.1(b)(ii) for such [***].

(ii) Failure by Sanofi to meet Minimum Commitments. Without limitation of Section 11.2(b), if Sanofi does not meet the Sanofi Minimum Details Commitment (for clarity, subject to Section 3.1(a)(ii)) for [***] [***] for reasons unrelated to a [***] or a failure by [***] to [***] and such shortfall is not made up [***], then Relypsa shall not be obligated to make any Product Incentive Payment for [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

(c) Effect of Termination on Payments.

(i) In the event this Agreement is terminated by Sanofi pursuant to Section 11.2(a), [***] shall [***].

(ii) In the event this Agreement is terminated by Relypsa pursuant to Section 11.2(a) or Section 11.2(e), or by Sanofi pursuant to Section 11.2(i), the [***].

(iii) In the event this Agreement is terminated by Relypsa pursuant to Section 11.2(b), if as of the end of the calendar year in which this Agreement is so terminated, Sanofi is [***] pursuant to the terms of Section 6.1(a)(ii) and Section 6.1(b), [***] shall pay [***], and if Sanofi is [***] pursuant to the terms of Section 6.1(a)(ii) and Section 6.1(b), the [***].

(iv) In the event this Agreement is terminated by either Party pursuant to Section 11.2(c), Section 11.2(d), Section 11.2(f), Section 11.2(g) and Section 11.2(h), then after the end of the calendar year in which this Agreement is terminates, [***] shall pay [***]. For example, if the Agreement was in effect for ten (10) days in a Calendar Year, [***].

6.2 Payment Terms.

(a) Payment of Compensation Payments. Subject to the other terms of this Agreement, Relypsa shall make any payments owed to Sanofi hereunder in Dollars in accordance with Section 6.2(c).

(b) Taxes.

(i) Relypsa may withhold taxes, duties, levels fees or charges if revenue authorities in such country require the withholding of taxes, duties, levies, fees or charges on any amounts paid or owed by Relypsa hereunder. Relypsa shall deduct any such taxes, duties, levies, fees or charges from such payment and shall pay such taxes, duties, levies, fees or charges to the proper taxing authority on behalf of the payee. Relypsa agrees to assist and provide evidence of payment of such tax promptly to Sanofi in claiming exemption from such deductions or withholdings under any applicable double taxation or similar agreement or treaty.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

(ii) If either Party [***] the other Party [***], then such [***] to the [***], and the [***].

(c) Wire Transfers. All payments hereunder shall be made to Sanofi from a bank located in the United States by bank wire transfer in immediately available funds to Sanofi in accordance with the wire instructions set forth below, which may be changed only by written notice to Relypsa from the Alliance Manager of Sanofi under Section 12.7.

Bank:	[***]
Bank Address:	[***]
Routing Number:	[***]
SWIFT Code:	[***]
Account Number:	[***]
Account Type:	[***]
Account Currency:	USD
Account Holder Name:	[***]
Ref:	[***]

7. RECORD KEEPING; REPORTING AND AUDITS

7.1 Record Keeping. During the term and for a period of [***] ([***]) years thereafter, unless otherwise required by Applicable Law, each Party shall keep complete and accurate records in accordance with its business retention policies, consistent with its internal standards in the United States as of the date hereof, to permit the other Party to confirm the completeness and accuracy of (a) the information presented by Sanofi to Relypsa in the statement of Details performed (or as provided under Section 3.1(a)(ii), the information presented by Relypsa to Sanofi in the statement of Details performed), (b) the information presented by Sanofi to Relypsa in any statement of expenses reimbursed by Relypsa hereunder, (c) the calculation of Net Sales by Relypsa, and (d) the information presented by Relypsa to Sanofi in the statements relating to the Product Incentive Payment payable to Sanofi.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

7.2 Financial Audit Rights. Subject to the other terms of this Section 7.2, at the request of either Party upon at least [***] prior written notice to the other Party, not more than [***], and at the expense of the requesting Party (except as otherwise provided herein), the other Party shall permit an independent certified public accountant reasonably selected by the requesting Party and reasonably acceptable to the other Party to inspect (during regular business hours) the relevant records required to be maintained by the other Party under Section 7.1. At the auditing Party’s request, the accountant shall be entitled to review the applicable records relating to the information described in Section 7.1 for the sole purpose of determining the correctness of such information. In every case the accountant must have previously entered into a confidentiality agreement with both Parties containing provisions substantially similar to the provisions of Article 8. Such independent accountant shall [***]. Results of any such review shall be made available to both Parties and shall be binding on both Parties. The cost of the audit shall be borne by the auditing Party, unless the audit reveals (a) an underpayment by Relypsa of any amounts due to Sanofi hereunder or (b) a deficiency in the number of Details reported by Sanofi to Relypsa, in each case ((a) and (b)), of at least [***] percent ([***]%) from the applicable amounts reported hereunder, in which case, in the case of clause (a), Relypsa shall bear the cost of such audit and, in the case of clause (b), Sanofi shall bear the cost of such audit. If such audit reveals a discrepancy in the amount paid by Relypsa to Sanofi hereunder (including as a result of the number of Details reported by Sanofi to Relypsa hereunder), Relypsa shall reimburse Sanofi for any underpayment and Sanofi shall reimburse Relypsa for any overpayment, as applicable, within [***] ([***]) days of the accountant’s determination.

7.3 Monthly Reports. Within [***] after the end of each month, in each case during each Commitment Term, Sanofi shall provide to Relypsa a report in the form attached hereto as Exhibit G listing the number of Details performed in the immediately preceding [***] by Sanofi PSRs, which report shall be non-binding on both Parties.

8. CONFIDENTIALITY

8.1 Non-use and Nondisclosure Obligations.

(a) Each Party agrees not to use Confidential Information (as hereinafter defined) furnished by the other Party for any purpose other than for purposes of performing its obligations under this Agreement. Each Party shall treat Confidential Information furnished by the other Party with the same degree of care as it treats its own proprietary information, but in any case, with no less degree than reasonable care and shall not disclose the same, for a period of [***] ([***]) years after the Effective Date of this Agreement or [***] ([***]) years following the expiration or earlier termination of this Agreement, whichever is [***], to any Third Party without the prior written consent of the Party which furnished such information.

(b) If, to carry out its obligations under this Agreement, a Party must disclose Confidential Information of the other Party to a Third Party, such disclosing Party shall first require any such Third Party to be bound by the confidentiality provisions of this Agreement by requiring such Third Party to enter into an appropriate written confidentiality agreement. This provision shall not be applicable to confidential information disclosed by the Parties pursuant to Section 8.2.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

8.2 Confidential Information. A Party’s “Confidential Information” refers to all information disclosed to the other Party or its Affiliates, on or after the Effective Date, pursuant to this Agreement, including, for Relypsa, non-public information relating to the [***] of the Product, and including, for Sanofi, [***]. Notwithstanding the foregoing or any other provision in this Agreement to the contrary, a Party’s Confidential Information shall not include:

(a) information which at the time of disclosure is in the public domain or thereafter becomes part of the public domain through no breach of this Agreement by the receiving Party;

(b) information which the receiving Party can establish by competent written proof was in its possession at the time of disclosure by the disclosing Party and was not acquired, directly or indirectly, from the disclosing Party;

(c) information which becomes available to the receiving Party, or its Affiliate, from an independent third source not bound by an obligation of secrecy to the Disclosing Party with respect to the Confidential Information, effective as of the time such information is properly disclosed; or

(d) information which the receiving Party can establish by competent written proof was independently developed by the receiving Party without the reference to or any other use of the disclosing Party’s Confidential Information.

8.3 Disclosure Required by Law. Notwithstanding anything else in this Agreement, the receiving Party shall not be prohibited from disclosing Confidential Information of the disclosing Party to the extent such information is required to be disclosed to governmental agencies or by legal process or Applicable Laws, in which case the receiving Party shall notify the disclosing Party in writing of the need for such disclosure and shall cooperate with the disclosing Party to seek confidential treatment of the information.

8.4 Remedies. The receiving Party agrees that its obligations under this Article 8 are necessary and reasonable to protect the disclosing Party’s business interests and that the failure to comply with this Article 8 could cause irreparable harm and significant injury, the degree of which may be difficult to ascertain. The receiving Party further acknowledges and agrees that in the event of any actual or threatened breach of this Agreement, the disclosing Party may have no adequate remedy at law and, accordingly, that the disclosing Party shall have the right to seek an immediate injunction enjoining any breach or threatened breach of this Agreement, as well as the right to pursue any and all other rights and remedies available at law or in equity for such breach or threatened breach.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

8.5 Return of Confidential Information. Upon termination of this Agreement and upon the request of the disclosing Party, the receiving Party shall return all such Confidential Information and copies thereof in its possession; provided, however, that one (1) copy of the disclosing Party’s Confidential Information may be retained by the legal department of the receiving Party solely for the purpose of determining compliance with this Article 8.

8.6 Disclosure of Agreement, Publicity and Publications. The terms of this Agreement shall be deemed the Confidential Information of both Parties. Except as expressly provided otherwise in this Article 8, neither Relypsa nor Sanofi shall release to any Third Party or publish in any way any non-public information with regard to the terms of this Agreement or concerning their cooperation without the prior written consent of the other, which consent shall not be unreasonably withheld, conditioned or delayed. Subject to the foregoing, Relypsa shall issue a press release, public statement or disclosure regarding this Agreement substantially in the form of the press release attached as Exhibit H.

9. REPRESENTATIONS, WARRANTIES AND COVENANTS

9.1 Mutual Representations and Warranties and Covenants. As of the Effective Date, each of Relypsa and Sanofi hereby represents, warrants and covenants to the other Party that:

(a) it is a corporation or entity duly organized and validly existing under the laws of the State or other jurisdiction of its incorporation or formation;

(b) the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite corporate action and does not require any shareholder action or approval;

(c) it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder and this Agreement constitutes and when executed shall constitute, its legal, valid and binding obligation, enforceable in accordance with its terms, except as may be limited by bankruptcy and equitable principles limiting specific performance;

(d) the execution, delivery and performance by such Party of this Agreement and its compliance with the terms and provisions hereof does not and shall not conflict with or result in a breach of any of the terms and provisions of or constitute a default under: (i) a loan agreement, guaranty, financing agreement, agreement affecting a product or other agreement or instrument binding or affecting it or its property; (ii) the provisions of its charter or operative documents or bylaws; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound; and

(e) during the Term, it and its Affiliates shall comply with Applicable Law in connection with its activities hereunder.

EXECUTION VERSION

(f) Each Party represents, warrants and covenants that such Party has not entered into, and will not during the Term enter into, any agreements with any Third Party that conflicts with the rights granted to the other Party, or would prevent such Party from performing its obligations, pursuant to this Agreement in any material respect.

(g) Each Party represents to the other that neither it nor its employees or contractors performing services with respect to the Product are currently excluded, debarred, suspended or otherwise ineligible to participate in the Federal health care programs or in Federal procurement or nonprocurement programs, or has been convicted of a criminal offense that falls within the ambit of 42 U.S.C. 1320a-7(a) and that could reasonably result in such Party or individual being excluded, debarred, suspended or otherwise declared ineligible. Each Party further represents that it has policies to screen all prospective employees and contractors prior to engaging their services and determine whether any existing employee or contractor becomes excluded, debarred, suspended or otherwise declared ineligible. Each Party has policies and procedures in effect that require, and it shall otherwise require, all employees and contractors to immediately disclose to such Party any action or event that could reasonably result in such employee or contractor becoming so excluded, debarred, suspended or otherwise declared ineligible. In addition, each Party shall maintain during the Term a compliance program designed to prevent and detect violations of Applicable Laws in connection with this Agreement, including such violations relating to their respective activities hereunder, which program shall be designed in a manner consistent with the Compliance Program Guidance for Pharmaceutical Manufacturers issued in April 2003 by the HHS Office of Inspector General. Further, each Party agrees that it will cause its respective PSRs performing activities in the Territory with respect to the Product to act in accordance with industry standards, including the Pharmaceutical Research and Manufacturers of America Code on Interactions with Healthcare Professionals and the American Medical Association’s Guidelines on Gifts to Physicians (in each case, including any updated therefor), and in a professional, ethical and lawful manner generally consistent with the manner in which such Party promotes other products in the Territory.

9.2 Relypsa Representations and Warranties and Covenants. As of the Effective Date, Relypsa hereby represents, warrants and covenants to Sanofi that:

(a) Relypsa controls all intellectual property claiming or covering the Product necessary for each Party to perform its obligations under this Agreement in the Territory.

(b) There is no [***] by the activities contemplated herein with respect to the Product. Relypsa has not [***] that the commercialization of the Product in the Territory as contemplated herein [***] owned or control by any Third Party.

(c) No Person has asserted in writing that any [***] are [***] [***], in whole or in part. To Relypsa’s knowledge, [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

(d) The information for the Product submitted to the FDA in or in connection with the NDA for regulatory approval for the Product represents, in all material respects, an accurate reflection of all material information known to Relypsa that is relevant to the safety and efficacy profile of the Product.

9.3 DISCLAIMER. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, EACH PARTY HEREBY DISCLAIMS ALL OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, EXPRESS AND IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR FREEDOM FROM INFRINGEMENT OF THIRD PARTY RIGHTS.

10. INDEMNIFICATION, LIABILITY LIMITS AND INSURANCE.

10.1 Indemnification by Sanofi. Subject to Section 10.3, Sanofi shall indemnify, defend and hold Relypsa, and its officers, directors, agents, employees, and Affiliates (collectively, the “Relypsa Indemnitees”), harmless from any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees incurred hereunder) (collectively, “Losses”) in connection with any and all claims, causes of action, investigations or actions of Third Parties (collectively, “Third Party Claims”) arising out of or in connection with: (a) the breach by Sanofi of any of its representations, warranties, covenants or obligations under this Agreement; or (b) any negligence, gross negligence or willful misconduct of any Sanofi Indemnitee under this Agreement, except, in each case, to the extent such Third Party Claims arise out of or in connection with any circumstance set forth in Section 10.2 of this Agreement, but in no event shall Sanofi be liable under this Section 10.1 for use of any promotional or training materials provided by Relypsa to Sanofi hereunder that are used by Sanofi in accordance with this Agreement.

10.2 Indemnification by Relypsa. Subject to Section 10.3, Relypsa shall indemnify, defend and hold Sanofi, and its officers, directors, agents, employees, and Affiliates (collectively, the “Sanofi Indemnitees”), harmless from any Losses in connection with any and all Third Party Claims arising out of or in connection with: (a) the breach by Relypsa of any of its representations, warranties, covenants or obligations under this Agreement; (b) the [***], including any [***], any Third Party Claims arising out of or in connection with any [***] in connection with the Marketing, advertising or sale of the Product (including training materials and Product Promotional and Educational Materials), (c) any claim that the [***], or (d) any negligence, gross negligence or willful misconduct of any Relypsa Indemnitee under this Agreement, except in each case to the extent such Third Party Claims arise out of any circumstance set forth in Section 10.1 of this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

10.3 Procedure. A Party’s obligation to defend, indemnify and hold harmless the other Party under this Article 11 shall be conditioned upon the following:

(a) A Party seeking indemnification under this Article 10 (the “Indemnitee”) shall give prompt written notice of the claim to the other Party (the “Indemnitor”).

(b) Each Party shall furnish promptly to the other Party, copies of all papers and official documents received in respect of any Third Party Claims. The Indemnified Party shall cooperate as reasonably requested by the Indemnifying Party in the defense against any Third Party Claims.

(c) The Indemnitor shall have the right to assume and control the defense of the indemnification claim at its own expense with counsel selected by the Indemnitor and reasonably acceptable to the Indemnitee, except that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitee, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceedings. If the Indemnitor does not assume the defense of the indemnification claim as described in this Section 10.3(c), the Indemnitee may defend the indemnification claim but shall have no obligation to do so. The Party controlling such action shall not settle or compromise the indemnification claim in any manner that would: (i) require any payment by the other Party; (ii) require an admission of legal wrongdoing in any way by the other Party; or (iii) effect an amendment of this Agreement, in each case without the prior written consent of the other Party, which consent shall not be unreasonably withheld, delayed or conditioned. The Indemnitee shall reasonably cooperate with the Indemnitor at the Indemnitor’s expense and shall make available to the Indemnitor all pertinent information under the control of the Indemnitee, which information shall be subject to Article 8.

(d) The Indemnitee shall not settle or compromise any Third Party Claim without the prior written consent of the Indemnitor. The Indemnitor shall not be liable for any settlement or other disposition of Third Party Claims by the Indemnitee which is reached without the written consent of the Indemnitor, which consent shall not be unreasonably withheld, conditioned, or delayed.

10.4 Limitations of Liability.

(a) SUBJECT TO SECTION 10.4(c), NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES (INCLUDING DAMAGES RESULTING FROM LOSS OF USE, LOSS OF PROFITS, INTERRUPTION OR LOSS OF BUSINESS, OR OTHER ECONOMIC LOSS) ARISING OUT OF THIS AGREEMENT OR WITH RESPECT TO A PARTY’S PERFORMANCE OR NON-PERFORMANCE HEREUNDER.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

(b) SUBJECT TO SECTION 10.4(c), SANOFI’S AGGREGATE LIABILITY TO RELYPSA UNDER OR IN RELATION TO THIS AGREEMENT SHALL BE LIMITED TO THE [***] UNDER THIS ARTICLE 10.

(c) The limitations set forth in Section 10.4 shall not apply with respect to: (i) damages required to be paid to a Third Party as part of a Third Party Claim for which a Party provides indemnification under Section 10.1 or Section 10.2; or (ii) breach of a Party’s obligations under Article 8 or a Party’s payment obligations under this Agreement.

(d) Relypsa’s sole and exclusive remedies for Sanofi’s failure to achieve the Expected Details in any given [***] shall be, if applicable, (i) Sanofi’s failure to receive the Product Incentive Payment for such [***] pursuant to Section 6.1(a)(ii) and (ii) the right of Relypsa to terminate this Agreement pursuant to and in accordance with Section 11.2(b).

10.5 Insurance. Each Party shall carry commercial general liability insurance against claims judgments, liabilities and expenses for which it is obligated to indemnify the other Party under this Article 10, in such amounts and with such deductibles as are customary at the time for companies engaged in a similar business. Each Party shall use Commercially Reasonable Efforts to provide the other Party with [***] ([***]) days prior written notice of any material modification of its insurance policy.

11. TERM AND TERMINATION

11.1 Term. The term of this Agreement (the “Term”) shall commence as of the Effective Date and shall expire at the end of the Commitment Term, unless earlier terminated pursuant to Section 11.2.

11.2 Termination Rights.

(a) Material Breach. If a Party materially breaches this Agreement, and such material breach is not cured within [***] ([***]) days (with respect to a breach of a Party’s payment obligations hereunder) or [***] ([***]) days (with respect to all other obligations hereunder), as applicable, after receipt of notice thereof from the other Party, the non-breaching Party shall be entitled to terminate this Agreement by giving written notice to the other Party, such termination to take effect immediately on receipt of such notice.

(b) Failure to Meet the Sanofi Minimum Details Commitment. If Sanofi fails to perform the Sanofi Minimum Details Commitment during any [***] following First Commercial Sale, then Relypsa shall be entitled to terminate this Agreement by giving written notice to Sanofi, such termination to take effect [***] receipt of such notice.

(c) Regulatory Approval Delay. Either Party shall have the right to terminate this Agreement (i) [***] ([***]) days after the PDUFA Date if Relypsa receives a [***] from the FDA that is [***] within [***] ([***]) months from the PDUFA Date, or (ii) if Relypsa has not obtained regulatory approval from the FDA to sell the Product in the Territory on or before [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

(d) Product Safety. Either Party shall have the right to terminate this Agreement upon notice to the other Party, if the Product is permanently withdrawn from the Territory for safety reasons, such termination to take effect immediately on receipt of such notice.

(e) [***]. Each Party may terminate this Agreement if such Party is found to be or deemed a “[***]” or “[***]” for purposes of any [***] that is binding upon the other Party. Any such termination shall be effective thirty (30) days after the receipt of written notice of such termination by the Party that is subject to such [***], unless the terminating Party is found or no longer deemed to be a “[***]” or “[***]” for purposes of such [***] prior to expiration of such thirty (30) day period.

(f) Convenience. Beginning on the first anniversary of the date of First Commercial Sale in the Territory, either Party shall have the right to terminate this Agreement without cause upon providing at least [***] ([***]) days’ prior written notice to the other Party.

(g) Mutual Agreement. This Agreement may be terminated at any time by mutual written consent of the Parties.

(h) Bankruptcy or Insolvency. Either Party shall have the right to terminate this Agreement if the non-notifying Party becomes insolvent or makes an assignment for the benefit of creditors, or if bankruptcy or insolvency proceedings are instituted against the non-notifying Party or on the non-notifying Party’s behalf, such termination to take effect immediately on receipt of such notice.

(i) [***]. Sanofi shall have the right to terminate this Agreement by written notice to Relypsa if the number of Sanofi PSRs decreases at any time (in the aggregate) by more than [***] percent ([***]) of the number of Sanofi PSRs Sanofi has of the Effective Date, such termination to take effect sixty (60) days after receipt of such notice by Relypsa.

11.3 Effect of Termination. Upon any termination or expiration of this Agreement, Sanofi shall immediately cease any and all Promotion of the Product, and Sanofi shall promptly, at Relypsa’s election, destroy (at [***] cost and expense), or shall cooperate with Relypsa in the collection and return to Relypsa (at [***] cost and expense) of, all Product Promotional and Educational Materials, scientific literature relating to the Product, and other sales or sales training materials in the possession of Sanofi, any Sanofi PSR, Sanofi Regional Business Director or any member of Sanofi’s Sales Management Team, as promptly as practical after the date thereof. Upon any such termination, all licenses granted to Sanofi under this Agreement will immediately be terminated.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

11.4 No Waiver of Remedies. Termination of this Agreement shall not preclude either Party from: (a) claiming any other damages, compensation or relief that it may be entitled to upon such termination; (b) any right to receive any amounts accrued under this Agreement prior to the termination date but which are unpaid or become payable thereafter; and (c) any right to obtain performance of any obligation provided for in this Agreement which shall survive termination.

11.5 Survival of Certain Provisions. Termination or expiration of this Agreement for any reason shall terminate all outstanding obligations and liabilities between the Parties arising out of this Agreement, except those described in: Article 1, Section 3.1(b), Section 3.1(c), Section 3.2(h), Section 5.3, Section 5.4 (first sentence), Section 6.1(a)(i) (with respect to Details performed during the Term), Section 6.1(a)(ii) (to the extent described in Section 6.1(c)), Section 6.1(c), Section 6.2, Section 7.1, Section 7.2, Article 8, Section 9.3, Article 10, Section 11.3, Section 11.4, Section 11.5, and Article 12, all of which shall survive termination or expiration of this Agreement for the time specified in such Articles and Sections; provided, however, that if no such time period is specified in such Articles and Sections, they shall all survive termination or expiration of this Agreement indefinitely.

12. MISCELLANEOUS

12.1 Integration. This Agreement by and between the Parties hereto, is both a final expression of the Parties’ agreement and a complete and exclusive statement with respect to all of its terms. The Exhibits and Recitals referred to in this Agreement are incorporated herein and made a part of this Agreement by this reference. This Agreement supersedes all prior and contemporaneous agreements and communications, whether oral, written or otherwise, concerning any and all matters contained herein (except that certain Confidential Disclosure Agreement between the Parties dated June 21, 2013, with all information exchanged between the Parties after the Effective Date subject to Article 8 hereof.

12.2 Relationship Between the Parties. The Parties have no ownership interest in the other and their relationship, as established by this Agreement, is solely that of independent contractors. This Agreement does not create any partnership, joint venture or similar business relationship between the Parties. Neither Party is a legal representative of the other Party, and neither Party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other Party for any purpose whatsoever.

12.3 Modification & Non-Waiver. This Agreement may only be modified or waived in a document that expressly states the Article or Section that is being modified or waived and that is signed by the Parties. The failure of a Party to insist upon strict performance of any provision of this Agreement or to exercise any right arising out of this Agreement shall neither impair that provision or right nor constitute a waiver of that provision or right, in whole or in part, in that instance or in any other instance.

EXECUTION VERSION

12.4 Assignment. This Agreement is binding upon and inures to the benefit of the Parties, and to their permitted successors and assigns. No Party may assign or delegate any or all of its rights or obligations under this Agreement to any Person without the prior written consent of the other Party (not to be unreasonably withheld, delayed or conditioned), except that either Party may assign this Agreement without the prior written consent of the other Party to an Affiliate of the assigning Party or in connection with a merger, acquisition or sale of substantially all of the business or assets to which the Agreement relates. Any assignment or delegation, or any other transfer or change of control by sale, acquisition, merger, or otherwise, or attempt at the same, made in the absence of such prior written consent shall be null and void.

12.5 No Third Party Beneficiaries. This Agreement is neither expressly nor impliedly made for the benefit of any Party other than the Parties, the Relypsa Indemnitees and the Sanofi Indemnitees, and there are no intended third party beneficiaries except for the Relypsa Indemnitees and the Sanofi Indemnitees.

12.6 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Laws, but if any provision of this Agreement is held to be prohibited by or invalid under Applicable Laws, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement. If such invalidity arises, the Parties shall seek to agree on an alternative enforceable provision that preserves the original purpose of this Agreement.

12.7 Notices. All notices or consents given under this Agreement shall be in writing, addressed to the Parties at the following addresses, and delivered by person, by facsimile (with receipt confirmation and promptly confirmed by personal delivery or courier), or by next Business Day delivery service of a nationally recognized overnight courier service. Any such notice shall be deemed to have been given upon receipt by the addressee. Unless otherwise specified in writing, the mailing addresses of the Parties shall be as described below shall be either delivered to the intended recipient in person, by prepaid security post or by facsimile transmission to the address or facsimile number below or the address or facsimile number last notified by the intended recipient.

If to Relypsa, notices must be addressed to:

Relypsa, Inc.

100 Cardinal Way

Redwood City, CA 94063

Attention: [***]

Facsimile: [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

With a copy to:

Latham & Watkins, LLP

140 Scott Drive

Menlo Park, CA 94025

Attention: Judith Hasko

Facsimile: 650-463-2600

If to Sanofi, notices must be addressed to:

sanofi-aventis US LLC

55 Corporate Drive

Bridgewater, NJ 08807

Attention: [***]

with a copy to:

Covington & Burling LLP

One Front Street

San Francisco, CA 94111

Attention: Amy Toro

Facsimile: [***]

12.8 Compliance with Laws. Notwithstanding any other provision of this Agreement to the contrary, nothing in this Agreement will require either Party to engage in any activity or use any materials that could violate Applicable Law or that such Party believes could violate its internal policies and procedures, compliance program controls, or any Corporate Integrity Agreement or other agreement with a governmental entity governing its operations in the Territory.

12.9 Force Majeure. Each Party shall be excused from liability for the failure or delay in performance of any obligation under this Agreement (other than an obligation to make payments due and payable under this Agreement) to the extent such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, including acts of God, war, civil unrest, fire, flood, explosion, earthquake, or other natural forces (a “Force Majeure Event”). Such excuse from liability shall be effective only to the extent and duration of the event(s) causing the failure or delay in performance and provided that the Party so affected shall use commercially reasonable efforts to avoid or remove or mitigate such causes of non-performance, and continues performance with reasonable dispatch whenever such causes are removed. Notice of a Party’s failure or delay in performance due to a Force Majeure Event must be given to the other Party within [***] ([***]) days after its occurrence. All delivery dates under this Agreement that have been affected by a Force Majeure Event shall be tolled for the duration of such Force Majeure Event. Notwithstanding the foregoing, if the Force Majeure Event(s) suffered by a Party extend beyond a [***] ([***]) month period, the other Party may then terminate this Agreement by written notice to the non-performing Party.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

12.10 Dispute Resolution. Except with regard to any matters or disputes between the Parties for which Relypsa has final decision-making authority pursuant to Section 2.1(b), if a dispute or controversy regarding any other matter under this Agreement, arises between the Parties which they are unable to resolve (a “Dispute”), each of the Parties shall (subject to any applicable cure period as set forth in this Agreement), be entitled to submit to the other Party written notice of such Dispute, with such notice setting forth in reasonable detail the nature of the Dispute (the “Dispute Notice”). For a period of [***] ([***]) days after the date of the receiving Party’s receipt of the Dispute Notice, the Parties shall seek to resolve such Dispute by good faith negotiation between the Parties’ Senior Executive Officers. If at the end of such [***] ([***]) day period the Dispute remains unresolved, the Parties may seek relief for such Dispute using any appropriate administrative or judicial mechanism which may be available, subject to Section 12.11. The provisions of this Section 12.10 shall not restrict in any way the Parties’ rights to seek preliminary injunctive or other equitable relief from any court having jurisdiction.

12.11 Jurisdiction and Governing Law. Notwithstanding its place of execution or performance, this Agreement shall be governed by and construed in accordance with the laws of the State of New York, irrespective of its laws regarding choice or conflict of laws. The Parties hereby agree that for the purposes of resolving any Disputes hereunder, in accordance with Section 12.10, that the Parties hereby submit to the exclusive jurisdiction of the courts of New York.

12.12 Interpretation. The captions and headings of Articles and Sections contained in this Agreement are inserted solely for convenience and ease of reference only and shall not constitute any part of this Agreement, or have any effect on its interpretation or construction. All references in this Agreement to the singular shall include the plural where applicable, and all references to gender shall include both genders and the neuter. Unless otherwise specified, references in this Agreement to any Article shall include all Sections, subsections, and paragraphs in such Article; references in this Agreement to any Section shall include all subsections and paragraphs in such sections; and references in this Agreement to any subsection shall include all paragraphs in such subsection. The word “including” or any variation thereof means “including without limitation” and the word “including” or any variation thereof shall not be construed to limit any general statement which it follows to the specific or similar items or matters immediately following it. The term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. Ambiguities and uncertainties in this Agreement, if any, shall not be interpreted against either Party, irrespective of which Party may be deemed to have caused the ambiguity or uncertainty to exist. No trade customs, courses of dealing or courses of performance by the Parties shall be relevant to modify, supplement or explain any term(s) used in this Agreement.

12.13 Counterparts. This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument. An executed signature page of this Agreement delivered by facsimile transmission or by electronic mail in “portable document format” (“.pdf”) shall be as effective as an original executed signature page.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

12.14 Further Assurances. Each Party to this Agreement shall, at its own expense, furnish, execute, and deliver all documents and take all actions as may reasonably be required to effect the terms and purposes of this Agreement.

[Signatures on next page]

EXECUTION VERSION

The Parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year written below. The Parties acknowledge that the signature date may not be the Effective Date.

SANOFI-AVENTIS US LLC		RELYPSA, INC.

By:	/s/ Nicholas Grund	By	/s/ John A. Orwin

Name:	Nicholas Grund	Name:	John A. Orwin

Title:	Title: SVP, Head of Specialty Care	Title:	President & CEO

Date:	8/10/2015	Date:

By:

Name:

Title:

Date:

[SIGNATURE PAGE]

EXECUTION VERSION

EXHIBIT A

INITIAL SALES PROGRAM PLAN FOR THE PRODUCT

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Exhibit A Page 1 of 4

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[***]

Exhibit A Page 2 of 4

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[***]

Exhibit A Page 3 of 4

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[***].

Exhibit A Page 4 of 4

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT B

SALES FORCE INCENTIVE PLAN

Following the Effective Date, [***] in accordance with its policies and procedures governing [***]:

[***]

Exhibit B Page 1 of 1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT C

TECHNICAL AGREEMENTS

To be finalized within [***] ([***]) days after the Effective Date.

Exhibit C Page 1 of 1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT D

FORM OF SERVICE FEE INVOICE

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Exhibit D Page 1 of 1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT E

FORM OF [***]

Relypsa, Inc.

[***]

Exhibit E Page 1 of 1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT F

FORM OF [***]

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Exhibit F Page 1 of 1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT G

[***] DETAIL REPORT

¡	Total number of details performed by [***]

¡	Aggregate detail activity for [***]

Exhibit G Page 1 of 1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT H

PRESS RELEASE

NEWS RELEASE

Contact:

Charlotte Arnold

Vice President, Corporate Communications

650.421.9352

IR@relypsa.com

RELYPSA ENTERS TWO-YEAR DETAILING AGREEMENT WITH SANOFI IN THE UNITED STATES

REDWOOD CITY, Calif., August 10, 2015 – Relypsa Inc. (NASDAQ: RLYP), a biopharmaceutical company, today announced it has entered a two-year detailing agreement with Sanofi for Patiromer for Oral Suspension (Patiromer FOS). Patiromer FOS is Relypsa’s investigational medicine that is currently under review for the treatment of hyperkalemia with the U.S. Food and Drug Administration (FDA), with a Prescription Drug User Fee Act (PDUFA) action date of October 21, 2015.

Relypsa intends to commercialize Patiromer FOS, if approved, with its own dedicated U.S.-based commercial team and specialty sales force of approximately 120 sales representatives. Relypsa’s sales force will focus primarily on outreach to nephrologists, cardiologists and hospitals. Under the terms of the agreement, Sanofi’s nephrology sales force will complement Relypsa’s efforts by detailing Patiromer FOS in the United States for a two-year period. During the term of the agreement, Sanofi will be paid a service fee and is also eligible to receive incentive payments. The term may be extended by mutual agreement of both parties.

Relypsa will continue to be responsible for all regulatory, development, commercial, manufacturing and distribution activities for Patiromer FOS in the United States, including recording sales.

“Hyperkalemia is a serious and potentially fatal medical complication. We are continuing to work toward our goal of bringing hyperkalemia patients the first new medicine in more than 50 years,” said John A. Orwin, president and chief executive officer of Relypsa. “We believe this agreement will support a strong start for Patiromer FOS in the United States, if approved. Sanofi’s experienced nephrology sales force can be mobilized immediately upon potential approval and, combined with our own representatives, will enable more frequent and comprehensive outreach to nephrologists and cardiologists.”

Exhibit H Page 1 of 3

Relypsa, Inc.	100 Cardinal Way, Redwood City, CA 94063	Tel: 650-421-9500	Fax: 650-421-9700	www.relypsa.com

EXECUTION VERSION

“Sanofi is committed to helping people living with renal disease and is proud to partner with Relypsa, a company that shares our commitment,” said Nik Grund, senior vice president of the Specialty Care Division, Sanofi. “For nearly two decades, Sanofi has served the nephrology community with our portfolio of renal products and services. This agreement has the potential to help us build upon that legacy by bringing a new and innovative therapy to patients with hyperkalemia.”

Conference Call Today at 5:00 PM ET (2:00 PM PT)

The Relypsa management team will host a teleconference and webcast to discuss the partnership. The live call may be accessed by phone by calling (866) 410-4428 (domestic) or (704) 908-0287 (international), conference code 8382449. The webcast may be accessed live on the investor relations section of the Relypsa website at investor.relypsa.com and will be archived for 30 days following the call.

About Patiromer for Oral Suspension

Patiromer FOS is an oral potassium binder in development for the treatment of hyperkalemia. This investigational medicine has been studied in both treatment and prevention studies, primarily in patients with chronic kidney disease (CKD), also heart failure, patients with both, and those with diabetes and hypertension. The clinical program includes a two-part pivotal Phase 3 program conducted under Special Protocol Assessment with FDA, a 12-month Phase 2 trial and a 48-hour Phase 1 onset-of-action trial.

About Hyperkalemia

Hyperkalemia, or abnormally elevated levels of potassium in the blood, is a condition which can lead to life-threatening cardiac arrhythmia and sudden death. It is frequently prevalent in patients who suffer from CKD, hypertension, diabetes and/or heart failure. Patients with CKD or heart failure are at particular risk for developing hyperkalemia, especially those treated with renin-angiotensin-aldosterone-system (RAAS) inhibitors, which can increase blood potassium levels in patients taking these medicines.

About Relypsa, Inc.

Relypsa, Inc. is a biopharmaceutical company focused on the development and commercialization of non-absorbed polymeric drugs to treat disorders in the areas of renal, cardiovascular and metabolic diseases. The company’s two-part pivotal Phase 3 trial of its lead product candidate, Patiromer for Oral Suspension, has been completed and the primary and secondary endpoints were met. A New Drug Application for Patiromer for Oral Suspension for the treatment of hyperkalemia was accepted by the U.S. Food and Drug Administration and is currently under review. Relypsa has global royalty-free commercialization rights to Patiromer for Oral Suspension, which has intellectual property protection in the United States until at least 2030. More information is available at www.relypsa.com.

Exhibit H Page 2 of 3

Relypsa, Inc.	100 Cardinal Way, Redwood City, CA 94063	Tel: 650-421-9500	Fax: 650-421-9700	www.relypsa.com

EXECUTION VERSION

About Sanofi

Sanofi, a global healthcare leader, discovers, develops and distributes therapeutic solutions focused on patients’ needs. Sanofi has core strengths in diabetes solutions, human vaccines, innovative drugs, consumer healthcare, emerging markets, animal health and Genzyme. Sanofi is listed in Paris (EURONEXT: SAN) and in New York (NYSE: SNY).

Forward-Looking Statements Related to Relypsa, Inc.

To the extent that statements contained in this press release are not descriptions of historical facts regarding Relypsa, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the potential for, and timing of, approval and commercialization of Patiromer for Oral Suspension, or Patiromer FOS, the expected impact of the agreement with Sanofi, the therapeutic and commercial potential of Patiromer FOS, Relypsa’s commercial launch plans and the potential Prescription Drug User Fee Act action date. Such forward-looking statements involve substantial risks and uncertainties that could cause our clinical development program, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the uncertainties inherent in the clinical drug development process, including the regulatory approval process, the timing of Relypsa’s regulatory filings, Relypsa’s substantial dependence on Patiromer FOS, Relypsa’s commercialization plans and efforts and other matters that could affect the availability or commercial potential of Patiromer FOS. Relypsa undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of Relypsa in general, see Relypsa’s current and future reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2014, and its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015.

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Exhibit H Page 3 of 3

Relypsa, Inc.	100 Cardinal Way, Redwood City, CA 94063	Tel: 650-421-9500	Fax: 650-421-9700	www.relypsa.com

EXECUTION VERSION

EXHIBIT I

SANOFI EXPENSES PER DETAIL

[***]

Exhibit I Page 1 of 1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.